UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

ANDINA ACQUISITION CORP. III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

ANDINA ACQUISITION CORP. III

Calle 113 #7-45 Torre B, Oficina 1012

Bogotá, Colombia

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2020

The following information in the form of a press release relates to the proxy statement (the “Extension Proxy Statement”) that was mailed by Andina Acquisition Corp. III (“Andina” or the “Company”) to its shareholders in connection with Andina’s Special Meeting of Shareholders to be held on October 30, 2020. This supplement is being filed with the SEC and is being made available to shareholders on or about October 28, 2020. This supplement should be read in conjunction with the Extension Proxy Statement filed with the U.S. Securities and Exchange Commission on October 8, 2020 and furnished to shareholders on or about October 9, 2020.

Andina Acquisition Corp. III Announces Adjournment of the Extraordinary General Meeting of Shareholders for Approving an Extension of the Deadline Related to Consummating its Initial Business Combination

New York, NY– October 28, 2020 - Andina Acquisition Corp. III (NASDAQ: ANDA, ANDAW, and ANDAU) (“Andina” or the “Company”) today announced that the Company’s shareholders have voted to adjourn the meeting for the consideration of extending the date by which Andina must consummate a business combination from October 31, 2020 (or December 31, 2020 if Andina has executed a definitive agreement for a business combination by October 31, 2020) to January 31, 2021 (or April 30, 2021 if Andina has executed a definitive agreement for a business combination by January 31, 2021) (the “Proposed Extension”) to a later date or dates to be determined by the Company’s board of directors. Upon shareholders’ approval of the adjournment, the Company’s board of directors has determined to adjourn the extraordinary general meeting of its shareholders to vote on the Proposed Extension to 4:00 p.m. Eastern Time on Friday, October 30, 2020.

The record date for the shareholders meeting to vote on the Proposed Extension remains the close of business on September 28, 2020 (the “Record Date”). Shareholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the Record Date can vote, even if they have subsequently sold their shares.

In connection with the foregoing developments, Andina has extended the deadline for holders of its ordinary shares to submit their shares for redemption in connection with the Proposed Extension to 5:00 p.m. Eastern Time on Wednesday, October 28, 2020. Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares.

About Andina Acquisition Corp. III

Andina Acquisition Corp. III (NASDAQ: ANDA, ANDAW, and ANDAU) is a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. For information about Andina, please visit http://www.andinaacquisition.com/

Additional Information and Where to Find It

Andina urges investors, stockholders and other interested persons to read, when available, the definitive proxy statement filed on October 8, 2020 (the “Extension Proxy Statement”), as well as other documents filed by Andina with the Securities and Exchange Commission (the “SEC”), because these documents will contain important information about Andina and the Proposed Extension. The definitive proxy statement for the Proposed Extension was also mailed to shareholders of Andina as of a record date of September 28, 2020 on or about October 9, 2020. Shareholders may obtain copies of the proxy statement, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficinia 1012, Bogota, Colombia.

Participants in Solicitation

Andina and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of Andina shareholders in connection with the Proposed Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Andina’s directors and Officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Andina, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to Andina’s shareholder approval of the Proposed Extension, Andina’s inability to enter into a definitive agreement with respect to a business combination transaction or to complete the transactions by the deadline set forth under its amended and restated memorandum and articles of incorporation and other risks and uncertainties indicated from time to time in filings with the SEC, including Andina’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 under the heading “Risk Factors” and other documents Andina has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Andina expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Andina’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Contact

ICR

Investor Relations:

Raphael Gross, (203) 682-8253

raphael.gross@icrinc.com

Media Relations:

Cory Ziskind, (646) 277-1232

cory.ziskind@icrinc.com

Keil Decker, (646) 677-1854

keil.decker@icrinc.com